Discontinued operations (Tables)	12 Months Ended
Dec. 31, 2018
Discontinued operations.
Schedule of results of discontinued operations

Results of Discontinued operations

EURm	2018	2017	2016
Net sales	–	–	–
Cost of sales	–	–	–
Gross profit	–	–	–
Research and development expenses	–	–	–
Selling, general and administrative expenses	(9)	(7)	(11)
Other income and expenses	17	(15)	(4)
Operating profit/(loss)	8	(22)	(15)
Financial income and expenses	81	6	14
Profit/(loss) before tax	89	(16)	(1)
Income tax benefit/(expense)	125	(10)	(28)
Profit/(loss) for the year, ordinary activities(1)	214	(26)	(29)
Gain on the sale, net of tax(2)	–	5	14
Profit/(loss) for the year	214	(21)	(15)
(1)

In 2018, the results of discontinued operations mostly relate to a resolution reached in the tax dispute concerning the applicability of withholding tax in respect of payments by Nokia India Private Limited to Nokia Corporation for the supply of operating software in D&S business as well as a release of uncertain tax positions related to HERE business.

(2)

In 2017, an additional gain on the sale of EUR 5 million was recognized related to the HERE business due to a tax indemnification. In 2016, an additional gain on the sale of EUR 7 million was recognized related to the HERE business as a result of the final settlement of the purchase price, and EUR 7 million related to the D&S business due to a tax indemnification.

Cash flows from Discontinued operations

EURm	2018	2017	2016
Net cash used in operating activities	(33)	(14)	(10)
Net cash from/(used in) investing activities	10	(16)	3
Net cash flow for the period	(23)	(30)	(7)